UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
November 1, 2007
Date of report (date of earliest event reported)
Digi International Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-17972	41-1532464

(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

11001 Bren Road East, Minnetonka, Minnesota		55343

(Address of principal executive offices)		(Zip Code)

Telephone Number: (952) 912-3444

(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On November 1, 2007, Digi International Inc. (the “Company”) reported its financial results for the fourth quarter of fiscal 2007. See the Company’s press release dated November 1, 2007, which is furnished as Exhibit 99 and incorporated by reference in this Current Report on Form 8-K.
NON-GAAP FINANCIAL MEASURES
     The press release furnished as Exhibit 99 and certain information the Company intends to disclose on the conference call scheduled for 5:00 p.m. Eastern Time on November 1, 2007 includes certain non-GAAP financial measures. The press release includes earnings per diluted share information that excludes: (i) the reversal of tax reserves and other discrete tax benefits, and (ii) acquisition-related expenses associated with the acquisition of MaxStream, Inc. in 2006. The reconciliations of these measures to the most directly comparable GAAP financial measures are contained in the earnings release and are also included below.
     Management believes that excluding the reversal of tax reserves, other discrete tax benefits, and acquisition-related expenses from the financial measures provides a more meaningful comparison and understanding of the Company’s operating performance from one year to the next because these items are unusual and not directly related to the Company’s core operations. Management uses the aforementioned non-GAAP measures to monitor and evaluate ongoing operating results and trends and to gain an understanding of the comparative operating performance of the Company. In addition, shareholders in the Company have expressed an interest in seeing financial performance measures exclusive of the impact of decisions relating to acquisitions and taxes, which while important are not recurring or central to the core operations of the Company’s business.
     In the conference call, management will provide information about the Company’s earnings before taxes, depreciation and amortization as a percentage of net sales, which is a non-GAAP financial measure. A reconciliation of this measure to the most directly comparable GAAP financial measure is included below.
     Management understands that there are material limitations to the use of non-GAAP measures. The use of EBTDA does not reflect the Company’s cash expenditures, the cash requirements for the replacement of depreciated and amortized assets, or changes in or cash requirements for the Company’s working capital needs. Additionally, measures of EBTDA, including EBTDA as a percentage of net sales, may be calculated differently from company to company, limiting its usefulness as a comparative measure. Management nevertheless believes that the presentation of EBTDA as a percentage of net sales is useful to investors because it provides a reliable and consistent approach to measuring the Company’s performance from year to year and in assessing the Company’s performance against other companies. Management believes that such information helps investors compare operating results and corporate performance exclusive of the impact of the Company’s capital structure and the method by which assets were acquired. Management believes that EBTDA as a percentage of net sales is not only useful for the Company in measuring and monitoring internal performance, but it is also widely used by analysts and investors to assess the Company’s performance. The Company uses EBTDA as a percentage of net sales as a key performance indicator of how the Company is performing compared to prior periods and compared to the Company’s operating plan. Furthermore, the Company’s incentive compensation plans use EBTDA to measure operating performance, which is a factor that the most employees have the ability to influence.

Reconciliation of Reported Earnings per Diluted Share to Earnings Per Diluted Share
Excluding Acquisition-Related Expenses, Reversal of Tax Reserves, and other Discrete Tax Benefits
(in thousands, except per share amounts)

	Three months ended		Twelve months ended
	September 30, 2007	September 30, 2006	September 30, 2007	September 30, 2006
Net income	$5,576	$3,015	$19,773	11,113

Impact of acquisition-related expenses, net of taxes (1)	—	2,099	—	2,095

Impact of reversal of tax reserves and other discrete tax benefits	(897)	(1,002)	(4,329)	(1,002)

Net income, excluding acquisition-related expenses, net of taxes, reversal of tax reserves, and other discrete tax benefits (1)	$4,679	$4,112	$15,444	$12,206

Net income per common share, diluted	$0.21	$0.12	$0.76	$0.46

Impact of acquisition-related expenses, net of taxes (1)	—	0.08	—	0.09

Impact of reversal of tax reserves and other discrete tax benefits	(0.03)	(0.04)	(0.17)	(0.04)

Net income per common share, diluted, excluding acquisition-related expenses, net of taxes, reversal of tax reserves, and other discrete tax benefits (1)	$0.18	$0.16	$0.59	$0.51

Weighted average shares, diluted	26,385	25,276	26,121	24,080

(1)	For purposes of this non-GAAP presentation, the net of tax amounts for acquisition-related expenses are calculated using the effective tax rates for the three and twelve months ended September 30, 2006, respectively.
Reconciliation of Diluted Earnings per Share Guidance for Fiscal 2008 to Reported
Diluted Earnings per Share for Fiscal 2007, Excluding the Impact of Reversal of Tax Reserves and Other Discrete Tax Benefits

		Fiscal 2008 - Estimated Range
		for EPS Guidance
	Year Ended
	September 30, 2007	Low	High
Net income as reported	$19,773

Impact of reversal of tax reserves and other discrete tax benefits	(4,329)

Net income, excluding reversal of tax reserves and other discrete tax benefits	$15,444

Reported diluted earnings per share for fiscal 2007	$0.76	$0.69	$0.87

Impact of reversal of tax reserves and other discrete tax benefits	(0.17)

Diluted earnings per share excluding the impact of reversal of tax reserves and other discrete tax benefits.	$0.59	$0.69	$0.87

Percent increase over fiscal 2007		16.9%	47.5%

Reconciliation of Income before Income Taxes to
Earnings before Taxes, Depreciation and Amortization, and In-process Research and Development
(In thousands of dollars and as a percent of Net Sales)

	For the three		For the three
	months ended	% of	months ended	% of
	September 30, 2007	net sales	September 30, 2006	net sales
Net sales	$45,070	100.0%	$41,046	100.0%

Income before income taxes	$7,222	16.0%	$3,964	9.7%

Depreciation and amortization	2,518	5.6%	2,873	7.0%

In-process research and development	—	0.0%	2,000	4.9%

Earnings before taxes, depreciation and amortization, and in-process research and development	$9,740	21.6%	$8,837	21.5%

Percent increase over fiscal 2006		10.2%

Item 9.01 Financial Statements and Exhibits.
     The following Exhibit is furnished herewith:
     99       Press Release dated November 1, 2007, announcing financial results for the fourth quarter of fiscal 2007.

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.
Date: November 1, 2007

DIGI INTERNATIONAL INC.
By:	/s/ Subramanian Krishnan
Subramanian Krishnan
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

No.	Exhibit	Manner of Filing
99	Press Release dated November 1, 2007, announcing financial results for the fourth quarter of fiscal 2007.	Filed Electronically